Exhibit 99.1

On October 27, 2017, the depositor designated 107 additional accounts with a total outstanding principal balance of receivables of approximately $732,803,009.79 to the Issuing Entity. The following tables set forth the composition of receivables in the trust portfolio by various criteria as of October 31, 2017.

Certain of the tables below set forth the age distribution regarding the Trust Portfolio. Age distribution may be influenced by a variety of economic, social and geographic conditions and other factors beyond the control of NMAC. Due to those and similar factors, as well as potential additions and removals of Accounts in the future, the actual age distribution for the Trust Portfolio may differ from that shown below. Accordingly, there can be no assurance that age distribution for the Trust Portfolio in the future will be similar to the experience set forth below. References to the outstanding principal balances of Receivables herein are gross of any related Cash Management Account Balance unless otherwise stated.

Key Statistics as of October 31, 2017

As of October 31, 2017, the Trust Portfolio and the related Accounts designated to the issuing entity had the following characteristics:

•	There were 1,742 designated Accounts and the total outstanding principal balance of Receivables arising in connection with these Accounts was approximately $6,491,046,841.

•	The average credit line per designated Account was approximately $3,024,383 (with the average New Vehicle credit line of approximately $4,568,272, the average Pre-Owned Vehicle credit line of approximately $918,136 and the average Used Vehicle credit line of approximately $891,218).

•	The average outstanding principal balance of Receivables per designated Account was approximately $3,726,204.

•	The total outstanding principal balance of Receivables arising in connection with the designated Accounts, expressed as a percentage of the total credit line amount of these Accounts, was approximately 123.38%.

•	The total outstanding principal balance of Receivables (net of the Cash Management Account Balance) arising in connection with the designated Accounts, expressed as a percentage of the total credit line amount of these Accounts, was approximately 108.39%.

•	The total outstanding principal balance of Receivables relating to New Vehicles was approximately $5,933,419,475 or 91.41% of the total outstanding principal balance of all Receivables, the total outstanding principal balance of Receivables relating to Pre-Owned Vehicles was approximately $259,216,167 or 3.99% of the total outstanding principal balance of all Receivables and the total outstanding principal balance of Receivables relating to Used Vehicles was approximately $298,411,199 or 4.60% of the total outstanding principal balance of all Receivables.

•	The weighted average trust portfolio yield was the prime rate (as of October 31, 2017) less approximately 0.59%. The Receivables for 63 Dealers accrue interest based on LIBOR and not the prime rate. The weighted average trust portfolio yield is calculated based on the respective rates for LIBOR and the prime rate as of October 31, 2017.

With respect to the fourth and fifth bullet points in the preceding paragraph, the total outstanding principal balance of Receivables (whether gross or net of the Cash Management Account Balance) arising in connection with the designated Accounts may exceed the total credit line amount of these Accounts. From time to time, NMAC may approve loans to Dealers that exceed the limit on such Dealer’s credit line. NMAC’s underwriting decision is based upon, among other things, the creditworthiness of the related Dealer and the types of collateral securing that Dealer’s obligations.

The tables set forth below in this section provide additional information relating to the Trust Portfolio and the related Accounts designated for the issuing entity as of October 31, 2017. Because the composition of the Receivables in the Trust Portfolio and the related designated Accounts will change over time, the information in these tables is not necessarily indicative of the composition of the Trust Portfolio as of any subsequent date. The percentages in any table may not add to 100% because of rounding.

The following table describes the Receivables in the Trust Portfolio and the related Accounts designated for the issuing entity as of October 31, 2017. Each of the percentages and averages in the table is computed on the basis of the outstanding principal balance of the Receivables as of October 31, 2017. The “Weighted Average Spread Charged (Under)/Over Prime Rate” in the following table is based on weighting by outstanding principal balance of the Receivables as of October 31, 2017. The “Weighted Average Spread Charged (Under)/Over the Prime Rate” does not include rebates earned by Dealers under NMAC incentive programs that entitle them to a credit based on interest charges. These credits are solely the obligation of NMAC and do not affect the rate earned by the issuing entity.

Receivables Composition as of October 31, 2017

Composition of the Trust Portfolio; As of October 31, 2017	October 31, 2017
Number of Accounts	1,742
Total Outstanding Principal Balance of Receivables	$6,491,046,841
Total Outstanding Principal Balance of Receivables as a % of Credit Line	123.38%
Percent of Receivables Representing New Vehicles	91.41%
Percent of Receivables Representing Pre-Owned Vehicles	3.99%
Percent of Receivables Representing Used Vehicles	4.60%
Average Outstanding Principal Balance of Receivables in Each Account	$3,726,203.70
Range of Outstanding Principal Balances of Receivables in Accounts	$0 to $45,909,958
Average Available Credit Line by Value	$3,024,382.32
Largest Available Credit Line by Value	$60,500,000
Weighted Average Spread Charged (Under)/Over Prime Rate	(0.59)%
Number of Dealers Indexed to LIBOR	63

Composition of the Trust Portfolio; New Receivables As of October 31, 2017
Total Outstanding Principal Balance of Receivables	$5,933,419,475
Average Outstanding Principal Balance of Receivables in Each Account	$5,886,329
Average Credit Line	$4,568,272

Composition of the Trust Portfolio; Pre-Owned Receivables As of October 31, 2017
Total Outstanding Principal Balance of Receivables	$259,216,167
Average Outstanding Principal Balance of Receivables in Each Account	$734,323
Average Credit Line	$918,136

Composition of the Trust Portfolio; Used Receivables As of October 31, 2017
Total Outstanding Principal Balance of Receivables	$298,411,199
Average Outstanding Principal Balance of Receivables in Each Account	$783,231
Average Credit Line	$891,218

Age Distribution

The following table provides the age distribution of the Accounts designated for the issuing entity for the period shown, expressed as a percentage of total Principal Receivables outstanding as of October 31, 2017.

The age distribution set forth below measures the age of all Receivables with respect to the Trust Portfolio from the date the vehicle is received by the Dealer.

Age Distribution of Trust Portfolio

	October 31,
Days	2017	%
0-120 Days	$4,610,575,180	71.03%
121-180 Days	731,009,969	11.26
181-270 Days	684,128,079	10.54
Over 270 Days	465,333,612	7.17

Total(1):	$6,491,046,841	100.00%

(1)	Dollar amounts and percentages may not add to the total or 100%, respectively, due to rounding.

Dealer Credit Rating Distribution for the Accounts

The following table provides the Dealer credit rating distribution for the Accounts designated for the issuing entity as of October 31, 2017 on the basis of the amount of Principal Receivables balance outstanding for each credit rating.

Dealer Credit Rating Distribution for the Accounts

As of October 31, 2017

Dealer Credit Rating	Outstanding Principal Balance of Receivables	Percentage of Total Outstanding Principal Balance of Receivables
A	$4,073,411,038	62.75%
B	987,926,525	15.22
C	865,572,260	13.33
D	564,137,018	8.69

Total(1):	$6,491,046,841	100.00%

(1)	Dollar amounts and percentages may not add to the total or 100%, respectively, due to rounding.

Geographic Distribution of Accounts

The following table provides the geographic distribution of the Accounts designated for the issuing entity as of October 31, 2017. The information is presented on the basis of the amount of Principal Receivables balance outstanding and the number of Accounts designated for the issuing entity.

Geographic Distribution of Accounts as of October 31, 2017

Geographic Distribution	Outstanding Principal Balance of Receivables	Percentage of Total Outstanding Principal Balance of Receivables	Number of Accounts	Percentage of Total Number of Accounts
Texas	$891,509,163	13.73%	167	9.59%
California	776,266,385	11.96	224	12.86
Florida	532,396,507	8.20	115	6.60
New York	497,067,684	7.66	106	6.08
New Jersey	452,877,663	6.98	103	5.91
Tennessee	263,279,116	4.06	64	3.67
Georgia	261,893,801	4.03	61	3.50
Pennsylvania	239,226,497	3.69	60	3.44
North Carolina	188,291,373	2.90	59	3.39
Illinois	159,941,343	2.46	59	3.39
Louisiana	148,626,199	2.29	51	2.93
Missouri	131,121,652	2.02	32	1.84
Maryland	127,289,841	1.96	46	2.64
Connecticut	126,880,464	1.95	46	2.64
Virginia	124,650,226	1.92	29	1.66
Washington	122,664,853	1.89	38	2.18
Massachusetts	114,706,729	1.77	38	2.18
Mississippi	110,474,161	1.70	54	3.10
Arizona	106,252,482	1.64	24	1.38
Arkansas	102,184,317	1.57	32	1.84
Ohio	99,114,894	1.53	27	1.55
Alabama	99,065,605	1.53	32	1.84
Oklahoma	87,792,967	1.35	26	1.49
Nevada	81,629,816	1.26	21	1.21
Minnesota	79,235,634	1.22	26	1.49
South Carolina	72,742,556	1.12	15	0.86
Indiana	68,374,300	1.05	25	1.44
Colorado	66,846,406	1.03	21	1.21
Wisconsin	64,570,989	0.99	15	0.86
New Hampshire	40,794,940	0.63	15	0.86
Iowa	35,209,495	0.54	14	0.80
Kentucky	33,955,543	0.52	19	1.09
Nebraska	20,963,521	0.32	3	0.17
Rhode Island	18,910,638	0.29	4	0.23
New Mexico	18,813,066	0.29	6	0.34
West Virginia	17,095,316	0.26	6	0.34
Kansas	16,771,997	0.26	7	0.40
Maine	16,003,288	0.25	4	0.23
Hawaii	14,371,998	0.22	6	0.34
Vermont	13,578,086	0.21	7	0.40
Michigan	13,094,949	0.20	7	0.40
Wyoming	10,278,868	0.16	6	0.34
Idaho	10,143,681	0.16	8	0.46
South Dakota	6,528,410	0.10	8	0.46
Montana	4,853,670	0.07	5	0.29
Oregon	2,579,380	0.04	1	0.06

Total(1):	$6,491,046,841	100.00%	1,742	100.00%

(1)	Dollar amounts and percentages may not add to the total or 100%, respectively, due to rounding.

Principal Balance Distribution of Accounts

The table below shows the distribution of the designated Accounts sorted according to the outstanding principal balances in these Accounts as of October 31, 2017. The information is presented on the basis of the amount of Principal Receivables balance outstanding and the number of Accounts designated for the issuing entity.

Principal Balance Distribution of the Accounts

As of October 31, 2017

Range of Principal Balances	Outstanding Principal Balance of Receivables	Percentage of Total Outstanding Principal Balance of Receivables	Number of Accounts	Percentage of Total Number of Accounts
$999,999 or less	$238,863,571	3.68%	931	53.44%
$1,000,000 to $1,999,999	199,508,475	3.08	137	7.93
$2,000,000 to $2,999,999	174,268,993	2.69	71	4.11
$3,000,000 to $3,999,999	205,442,895	3.17	59	3.41
$4,000,000 to $4,999,999	281,064,563	4.34	63	3.65
$5,000,000 to $5,999,999	286,496,093	4.42	52	3.01
$6,000,000 to $6,999,999	316,620,184	4.88	49	2.84
$7,000,000 to $7,999,999	451,303,187	6.96	60	3.47
$8,000,000 to $8,999,999	442,441,119	6.83	52	3.01
$9,000,000 to $9,999,999	358,416,947	5.53	38	2.20
$10,000,000 to $14,999,999	1,658,929,090	25.59	136	7.87
$15,000,000 to $19,999,999	1,026,170,669	15.83	60	3.47
$20,000,000 or greater	842,391,855	13.00	33	1.91

Total(1):	$6,491,046,841	100.00%	1,742	100.00%

(1)	Dollar amounts and percentages may not add to the total or 100%, respectively, due to rounding.